EXHIBIT 99.1

Phone: 800-213-0689	Ms. Briana L. Erickson
www.newenergytechnologiesinc.com	New Energy Technologies, Inc. 9192 Red Branch Road, Suite 110 Columbia, MD 21045 Email: Briana@NewEnergyTechnologiesInc.com

News Release

New Energy Technologies to Present at Materials Research Society Spring Meeting & Exhibit on April 4th, 2013

Columbia, MD – April 3rd, 2013 - New Energy Technologies, Inc. (OTCQB: NENE) has been accepted to present at the 2013 Materials Research Society (MRS) Spring Meeting & Exhibit on April 4th, 2013. The Conference will be held at the Moscone West Convention Center in San Francisco, CA.

New Energy Principal Scientist, Dr. Scott Hammond, is scheduled to present research findings regarding different ways to improve the reliability and reproducibility of the coating between the anode interfacial and active layers, by way of controlling surface tension and energy, and examine the effect these methods have on the OPV device performance on Thursday, April 4, 2013 at 8:00 PM Pacific Daylight Time. Active layer performance and the ability to reliably reproduce the coating between the device anode interfacial and active layers are important to New Energy’s SolarWindow™ electrical performance and reliability.

Currently under development for eventual commercial deployment in commercial buildings and homes in America, the Company’s SolarWindow™ technology is the subject of fourteen patent filings and is the world’s first-of-its-kind see-through technology capable of generating electricity on glass windows.

The MRS Conference is expected to have over 50 technical sessions, an international exhibit, a variety of special events, and over 5,000 attendees focused on presenting the very latest developments in materials research.

About Materials Research Society

The Materials Research Society, officially founded in 1973. The Society's core principles were interdisciplinary, focused symposia, and greater interaction among researchers. These principles make MRS different from single-discipline professional societies because they encourage communication and technical information exchange across the various fields of science affecting materials. For more information on the list of presenting companies or to register for the event, please visit http://www.mrs.org or on-site registration will be available in the Moscone West, Level 1 during the Spring Meeting & Exhibit.

About New Energy Technologies, Inc.
New Energy Technologies, Inc., together with its wholly owned subsidiaries, is a developer of next generation alternative and renewable energy technologies. Among the Company’s technologies under development are:

•
 MotionPower™ roadway systems for generating electricity by capturing the kinetic energy produced by moving vehicles – a patent-pending technology, the subject of 45 US and International patent applications. An estimated 250 million registered vehicles drive more than six billion miles on America’s roadways, every day; and

•
 SolarWindow™ technologies which enable see-through windows to generate electricity by ‘spraying’ their glass surfaces with New Energy’s electricity-generating coatings – the subject of 14 patent applications. These solar coatings are less than 1/10th the thickness of ‘thin’ films and make use of the world’s smallest functional solar cells, shown to successfully produce electricity in a published peer-reviewed study in the Journal of Renewable and Sustainable Energy of the American Institute of Physics.

Through established relationships with universities, research institutions, and commercial partners, we strive to identify technologies and business opportunities on the leading edge of renewable energy innovation. Unique to our business model is the use of established research infrastructure owned by the various institutions we deal with, saving us significant capital which would otherwise be required for such costs as land and building acquisition, equipment and capital equipment purchases, and other start-up expenses. As a result, we are able to benefit from leading edge research while employing significantly less capital than conventional organizations.

For additional information, please call Ms. Briana L. Erickson toll-free at 1-800-213-0689 or visit: www.newenergytechnologiesinc.com.

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http://www.newenergytechnologiesinc.com/media_relations.

Legal Notice Regarding Forward-Looking Statements

No statement herein should be considered an offer or a solicitation of an offer for the purchase or sale of any securities. This release contains forward-looking statements that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although New Energy Technologies, Inc. (the “Company” or “New Energy Technologies”) believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” or “project” or the negative of these words or other variations on these words or comparable terminology. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the Company's products, technical problems with the Company's research and products, price increases for supplies and components, litigation and administrative proceedings involving the Company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the Company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the Company's ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, changes in interest rates, inflationary factors, and other specific risks. There can be no assurance that further research and development will validate and support the results of our preliminary research and studies. Further, there can be no assurance that the necessary regulatory approvals will be obtained or that New Energy Technologies, Inc. will be able to develop commercially viable products on the basis of its technologies. In addition, other factors that could cause actual results to differ materially are discussed in the Company's most recent Form 10-Q and Form 10-K filings with the Securities and Exchange Commission. These reports and filings may be inspected and copied at the Public Reference Room maintained by the U.S. Securities & Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the U.S. Securities & Exchange Commission at 1-800-SEC-0330. The U.S. Securities & Exchange Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the U.S. Securities & Exchange Commission at http://www.sec.gov. The Company undertakes no obligation to publicly release the results of any revisions to these forward looking statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.